Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Canadian Cannabis Corp. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Keevil, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date and for the periods expressed in the Report.

/s/ Scott Keevil
Scott Keevil
Chief Executive Officer (Principal Executive Officer & Principal Financial Officer) and President

November 15, 2018

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.